EXHIBIT 10.18

Confidential Treatment
Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 5

to

Purchase Agreement No. 03791

Between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of May 17, 2016 (Supplemental Agreement No. 5) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

All terms used but not defined in this Supplemental Agreement No. 5 have the same meaning as in the Purchase Agreement.

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;

WHEREAS, Boeing and Customer agree to (i) amend the Purchase Agreement to document Customer's purchase of three (3) firm 737-8 Aircraft (2015 base year) (Incremental Aircraft) for delivery in the Nominal Delivery Months of [*]  and (ii) designate the Incremental Aircraft as a Block D Aircraft (Block D Aircraft);

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for one (1) Block D Aircraft scheduled to deliver in [*]. [*];

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for two (2) Block A Aircraft scheduled to deliver in [*].

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

1

BOEING PROPRIETARY

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*]  and identify [*] as the lessee for this Accelerated Aircraft. [*]; and

WHEREAS, [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.            TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety, replaced by a new Table of Contents provided hereto as Enclosure 1 and incorporated into the Purchase Agreement by this reference. The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 5.

2.            TABLES.

a.           Table 1A is deleted in its entirety, replaced by a revised Table 1A provided hereto as Enclosure 2 and incorporated into the Purchase Agreement by this reference

b.           Table 1C is deleted in its entirety, replaced by a revised Table 1C provided hereto as Enclosure 3 and incorporated into the Purchase Agreement by this reference.

c.           New Table 1D is added to the Purchase Agreement, provided hereto as Enclosure 4 and incorporated into the Purchase Agreement by this reference.

3.            LETTER AGREEMENTS.

a.           Letter Agreement HAZ-PA-03791 -LA-1208078R2 titled Advance Payment Matters is deleted in its entirety, replaced with a revised HAZ-PA-03791-LA-1208078R3 provided hereto as Enclosure 5 and incorporated into the Purchase Agreement by this reference. This revised Letter Agreement adds the advance payment schedule for the Block D Aircraft.

b.           Letter Agreement HAZ-PA-03791-LA-1208083R1 titled [*] is deleted in its entirety, replaced with a revised HAZ-PA-03791-LA-1208083R2 provided hereto as Enclosure 6 and incorporated into the Purchase Agreement by this reference. This revised Letter Agreement revises Attachment B to include [*].

c.           Letter Agreement HAZ-PA-03791-LA-1208090R1 titled Special Matters is deleted in its entirety, replaced with a revised HAZ-PA-03791-LA-1208090R2

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2

BOEING PROPRIETARY

provided hereto as Enclosure 7 and incorporated into the Purchase Agreement by this reference. This revised Letter Agreement [*].

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ James E. Carpenter	By:	/s/ Grant Levy

Its:	Attorney-in-Fact	Its:	Executive Vice President

Attachments

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

3

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A	737-8 Block A Aircraft Information Table (2011 base)	SA-5
1B	737-9 Block B Aircraft Information Table (2011 base)	SA-4
1C	737-8 Block C Aircraft Information Table (2014 base)	SA-5
1D	737-8 Block D Aircraft Information Table (2015 base)	SA-5

EXHIBIT
A1	737-8 Aircraft Configuration
A2	737-9 Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS
LA-1208077	AGTA Matters
LA-1208078R3	Advance Payment Matters	SA-5
LA-1208079	[*]
	Attachment A	SA-4
LA-1208080	Assignment of Customer's Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R2	[*]	SA-5
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA 1208089R1~~	~~[*]~~	SA-4
LA-1208090R2	Special Matters	SA-5
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA~~-~~1208963~~	~~[*]~~	SA-4

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

i

BOEING PROPRIETARY

Enclosure 1

LA-1209052	[*]
~~LA~~-~~1300032~~	[*]	SA-4
~~LA 1400773~~	[*]	SA-4
~~LA-1~~4~~01~~4~~89~~	~~[*]~~	SA-4

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ii

BOEING PROPRIETARY

Enclosure 2

Table 1A
To Purchase Agreement No. PA-03791
737-8 Block A (2011 base) Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 Pounds	Detail Specification:	D019A007-B
(5/18/2012)
Engine Model/Thrust:	CFM-LEAP-	0 pounds	Airframe Price Base Year/Escalation	[*]	[*]
	1B		Formula:
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment )BFE) Estimate:		[*]
Seller Pruchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	60388	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2019			[*]			[*]	[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 1 of 6

Enclosure 2

Table 1A
To Purchase Agreement No. PA-03791
737-8 Block A (2011 base) Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 2 of 6

Enclosure 2

Table 1A
To Purchase Agreement No. PA-03791
737-8 Block A (2011 bse) Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 3 of 6

Enclosure 2

Table 1A
To Purchase Agreement No. PA-03791
737-8 Block A (2011 bse) Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	— — —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 4 of 6

Enclosure 2

Table 1A
To Purchase Agreement No. PA-03791
737-8 Block A (2011 bse) Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	— — —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	— — —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	— — —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 5 of 6

Enclosure 2

Table 1A
To Purchase Agreement No. PA-03791
737-8 Block A (2011 bse) Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	— —		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 6 of 6

Enclosure 2

Table 1A
To Purchase Agreement No. PA-03791
737-8 Block A (2011 bse) Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	—		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	82

[*]

Manufacturer serial number is subject to change due to production changes.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 7 of 6

Enclosure 3

Table 1C
To Purchase Agreement No. PA-03791
737-8 Block C (2014 Base) Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 Pounds	Detail Specification:	D019A008-J
(1/16/2015)
Engine Model/Thrust:	CFMLEAP-	25,000 pounds	Airframe Price Base Year/Escalation	[*]	[*]
	1B25		Formula:
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment )BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

[*]-2019	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 1 of 2

Enclosure 3

Table 1C
To Purchase Agreement No. PA-03791
737-8 Block C (2014 Base) Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 2 of 2

Enclosure 3

Table 1C
To Purchase Agreement No. PA-03791
737-8 Block C (2014 Base) Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	8

[*]

Manufacturer serial number is subject to change due to production changes.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 3 of 2

Enclosure 4

Table 1D
To Purchase Agreement No. PA-03791
737-8 Block D (2015 Base) Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181,200 Pounds	Detail Specification:	D019A008-L (10/5/2015)
Engine Model/Thrust:	CFMLEAP-	25,000 pounds	Airframe Price Base Year/Escalation	[*]	[*]
	1B25		Formula:
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment )BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

Delivery Date	Numberof Aircraft	Manufacturer Serial No.	Escalation Factor (Airframe)	Lessee	P.A. Exhibit A	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
[*]-2018	1	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]		[*]	[*]	[*]	[*]
[*]			[*]		[*]		[*]	[*]	[*]	[*]
[*]			[*]		[*]		[*]	[*]	[*]	[*]
[*]	1	[*]	[*]		[*]		[*]	[*]	[*]	[*]
[*]			[*]		[*]		[*]	[*]	[*]	[*]
[*]-2021			[*]		[*]		[*]	[*]	[*]	[*]
Total:	3

[*]

Manufacturer serial number is subject to change due to production changes.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 1

Enclosure 5

HAZ-PA-03791-LA-1208078R3

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                Advance Payment Matters

Reference:            Purchase Agreement No. PA-03791 (Purchase Agreement) Boeing Company (Boeing) and Air Lease Corporation relating to Model 737-8 and 737-9 aircraft (Aircraft) between The (Customer)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.            Deferred Advance Payment Schedule.

1.1          Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

[*]	[*]	[*]	[*]
[*]	[*]	—	—
[*]	[*]	[*]	[*]
[*]	[*]	—	—
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[*]	[*]	—	—
[*]	—	[*]	—
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[*]	[*]	[*]	[*]

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 1

Enclosure 5

[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]			[*]
[*]	[*]	[*]	[*]

1.2         [*]

2.            [*]

3.            [*]

4.            [*]

5.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

6.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Attachment B Page 2

Enclosure 5

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	May 17, 2016

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

BOEING PROPRIETARY	Attachment B Page 3

Enclosure 6

HAZ-PA-03791 -LA-1208083R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:               [*]

Reference:           Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement)  cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            [*]

2.            [*]

3.            [*]

4.            [*]

5.            [*]

6.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.            Confidential Treatment.

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 1

Enclosure 6

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7. Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	May 17, 2016

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

BOEING PROPRIETARY	Attachment B Page 2

Enclosure 6

Attachment A to Letter Agreement HAZ-PA-03791-LA-1208083R2

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*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Attachment A Page 1

Enclosure 6

Attachment B to Letter Agreement HAZ-PA-03791-LA-1208083R2

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*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Attachment B Page 1

Enclosure 6

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*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Attachment B Page 2

Enclosure 6

[*]	[*]	[*]	[*]	[*]	[*]
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*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Attachment B Page 3

Enclosure 7

HAZ-PA-03791-LA-1208090R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                Special Matters

Reference:            Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement)  cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Credit Memoranda.  In consideration of Customer's purchase of the Aircraft, at the time of delivery of each such Aircraft or 737-9 [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1        Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or 737-9 [*] in an amount shown in the table immediately below for the respective minor model [*].

Basic Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]
Block A	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]
Block C	[*]	[*]	-	-
Block D	[*]	[*]	-	-

1.2        Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft and 737-9 [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators. As an additional consideration and incentive for entering into a lease for the Aircraft and 737-9 [*] prior to delivery of each such Aircraft or 737-9 [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 1

Enclosure 7

amount shown in the table immediately below for the respective Aircraft or 737-9 [*] minor model [*]. Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type
Aircraft Block	[*]	737-8 Aircraft	737-9 Aircraft	737-9 [*]
Block A	[*]	[*]	[*]	[*]
Block B	[*]	[*]	[*]	[*]
Block C	[*]	[*]	[*]	[*]
Block D	[*]	[*]	[*]	[*]

1.3         [*]

1.4         [*]

1.5         [*]

1.6         [*]

1.7         [*]

1.8         [*]

1.9         [*]

1.10       [*]

1.11       [*]

1.12       [*]

1.13       [*]

2.            Escalation of Credit Memoranda.  Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] will be escalated from the base year indicated to the scheduled month of the respective Aircraft or 737-9 [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or 737-9 [*]. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or 737-9 [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

*Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY	Page 2

Enclosure 7

3.            Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer's taking title to the Aircraft and 737-9 [*] at time of delivery and leasing the Aircraft and 737-9 [*]. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.            Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4. Customer shall be fully responsible to Boeing for compliance with such obligations.

BOEING PROPRIETARY	Page 3

Enclosure 7

Very truly yours,

THE BOEING COMPANY

By	/s/ James E. Carpenter

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	June 21, 2016

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

BOEING PROPRIETARY	Page 4